UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022

Relativity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41283	86-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 3753 Howard Hughes Pkwy

Suite 200

Las Vegas, NV 89169

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 710-4420

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, and one Redeemable Warrant	RACYU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	RACY	The Nasdaq Stock Market LLC

Redeemable Warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RACYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2022, Relativity Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 14,375,000 units (the “Units”), including 1,875,000 Units issued to the underwriters upon full exercise of their over-allotment option concurrently with the closing of the IPO. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-262156) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 13, 2022 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated February 10, 2022, by and between the Company and A.G.P./Alliance Global Partners (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated February 10, 2022, by and between the Company and the Representative, a copy of which is attached as Exhibit 1.3 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated February 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 10, 2022, by and among the Company, its officers and directors and the Company’s sponsor, Relativity Acquisition Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 10, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated February 10, 2022 (the “Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated February 10, 2022, by and between the Company and 77th Division LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreement, the Company completed the private sale of 653,750 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,537,500. The Private Placement Units are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2022, in connection with the IPO, John Anthony Quelch, Emily Paxhia and Francis Knuettel II were appointed to the board of directors of the Company (the “Board”). Messrs. Quelch and Kneuettel and Ms. Paxhia are independent directors. Effective February 10, 2022, Messrs. Quelch and Kneuettel and Ms. Paxhia, were appointed to the Board’s Audit Committee, the Board’s Compensation Committee and the Board’s Nominations and Corporate Governance Committee, with Mr. Knuettel serving as chair of the Audit Committee, Ms. Paxhia serving as chair of the Compensation Committee and Mr. Knuettel serving as the chair of the Nominations and Corporate Governance Committee.

Following the appointment of Messrs. Quelch and Kneuettel and Ms. Paxhia, the Board is comprised of the following two classes: the term of office of the first class of directors, Class I, consists of Mr. Knuettel and Ms. Paxhia will expire at the Company’s first annual meeting of shareholders; and the term of office of the second class of directors, Class II, consists of Tarek Tabsh and Mr. Quelch and will expire at the Company’s second annual meeting of shareholders.

On February 10, 2022, in connection with their appointments to the Board, each member of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the forms previously filed as Exhibits 10.1 and 10.8, respectively, to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.8 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2022, in connection with the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Second Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $146,625,000, comprised of $143,750,000 of the proceeds from the IPO (which amount includes $5,031,250 of business combination marketing fees to be paid to the Representative) and $2,875,000  of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if extended on the terms as set forth in the Registration Statement) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (iii) the redemption of all of the Company’s public shares if it has not completed the initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if extended on the terms as set forth in the Registration Statement), subject to applicable law.

On February 10, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 15, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 10, 2022, by and between the Company and the Representative.

1.3	Business Combination Marketing Agreement, dated February 10, 2022, by and between the Company and the Representative.

3.1	Second Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated February 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 10, 2022, by and among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 10, 2022, by and among the Company and certain security holders.

10.4	Unit Subscription Agreement, dated February 10, 2022, by and between the Company and the Sponsor.

10.5	Administrative Support Agreement by and between the Company and 77th Division LLC.

99.1	Press Release, dated February 10, 2022.

99.2	Press Release, dated February 15, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2022

RELATIVITY ACQUISITION CORP.

By:	/s/ Tarek Tabsh
Tarek Tabsh
Chief Executive Officer

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